UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21405

TrendStar Investment Trust

7300 College Blvd., Suite 308, Overland Park, KS 66210

John Swhear

Unified Fund Services, Inc.

2960 N. Meridian St, Ste 300.

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-661-2900

Date of fiscal year end:	09/30

Date of reporting period:	09/30/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

TrendStar Investment Trust

TrendStar Small-Cap Fund

TrendStar American Endeavor Fund

Annual Report

September 30, 2008

Fund Advisor:

TrendStar Advisors, LLC

7300 College Blvd., Suite 308

Overland Park, KS 66210

Toll Free 1-888-747-4872

Dear Fellow Shareholders

In last year’s annual report we noted that investors appeared to have developed a tremendous appetite for risk. China, India, and other emerging markets were soaring. Commodity prices, along with stocks of the energy and materials sectors were leading the market higher. But, the financial crisis now gripping the world has hit these sectors and countries the hardest. During the year ending September 30, 2008 China’s and India’s stock markets were down 58 and 25 percent, respectively. During the month of October they have fallen an additional 25 and 27 percent. Oil peaked in July at over $145 per barrel, but fell to $100 by September 30, and collapsed to less than $70 per barrel by the end of October. Despite being the worst sector within the S&P 500 for the September quarter, energy was still, by far, the strongest performing sector for the five year period ending September 30, 2008. Excesses are being unwound. The appetite for risk has faded.

Excessive leverage is behind most bubbles, and this one is no different. Private sector debt has risen steadily from about 60 percent of GDP in 1952 to nearly 180 percent today. By comparison, government debt as a percentage of GDP today is below the level of the early 1950s. We are now beginning to undergo a reversal of this trend, as consumers de-leverage their over-extended balance sheets and the federal government begins to borrow and spend at levels, relative to GDP, not seen since the years shortly after WWII.

A major portion of the U.S. government’s plan to deal with the current crisis, the Troubled Asset Relief Program (TARP), will use up to $700 billion to purchase impaired securities of hundreds of troubled financial companies and spread them across the consolidated balance sheet of millions of taxpayers. The idea being that non-performing and impossible to price debt that is capable of sinking an individual company will be more manageable when spread across the massive federal government balance sheet. In addition, the Treasury may make direct equity investments in a broad array of financial institutions. And don’t forget that the placement of Fannie Mae and Freddie Mac into conservatorship effectively adds more than $5 trillion in debt to the federal government’s balance sheet. Of course, ultimately, this new government debt just becomes an indirect obligation of the taxpayers.

The U.S. is not alone in this predicament. Governments worldwide are dealing with similar financial crises in their countries, too. In many cases, particularly in Europe, the problems may be worse there than here. The Centre for European Policy Studies notes that the overall leverage ratio (ratio of total assets to shareholder equity) of Europe’s twelve largest banks is 35 to 1. This compares with a leverage ratio of less than 20 for the largest U.S. banks. It is high leverage ratios that have gotten many financial firms into trouble; Lehman Brothers, which filed bankruptcy in September, had a leverage ratio of 30 to 1. With such leverage, a small decline in the value of assets can quickly wipe out all of the equity of a firm.

This is a worldwide crisis. Consumer debt levels in the UK exceed those of the U.S. Iceland’s stock market has fallen 90 percent this year and its government has seized control of most of its banking system. Asian markets are in freefall. Talk of a worldwide depression has emerged. However, the response to this crisis has been very different from that following the 1929 market crash. Then, tax hikes and increased tariffs on imports were big parts of the initial solution. Both helped to prolong and deepen the depression. Today, thus far, the solution is much more rapid and stimulative. But, there is always a downside.

Rather than the long and deflationary period of the 1930s depression, we may find this crisis to be shorter and ultimately inflationary. The U.S. stock market had already moved sideways for nearly ten years (the 10-year compound average annual return ending October 31, 2008 is 0.4 percent per year) while meaningfully growing corporate earnings and GDP during that 10-year period. We expect a strong recovery for the markets, unless higher taxes and restrictions on free trade become part of the solution.

The Dow Jones Industrial Average is now trading with a P/E ratio of 10x. The last time the stock market reached this valuation level was during the late 1970s and early 1980s. Though the problems are different, the economic difficulties were severe then, as well. Inflation reached 14.8% in 1980. In an effort to reverse the inflationary spiral the Fed raised the Fed Funds rate as high as 20 percent on multiple occasions in the early 80s—that same rate today stands at 1 percent. Stocks appear to be very cheap. How long they will stay cheap might be the more important question.

The TrendStar American Endeavor Fund managed to outperform the S&P 500 for the second year in a row. The Fund’s total return for the year ending September 30, 2008 was negative 21.8%. This compares with a return of negative 22.0% for the S&P 500 and negative 19.4% for the S&P 500/Citigroup Growth Index. The three stocks most positively impacting the Fund’s performance during the year were; Wrigley, McDonald’s and CR Bard. Wrigley was acquired by Mars, Inc. for $80 per share in cash with a deal announced in April and finalized just after the end of our fiscal year. McDonald’s continues to be a financially strong growth company with a vast overseas market and has showed strength in a slowing economy we believe due to its value-oriented pricing. CR Bard is a healthcare company seeing strong growth in their vascular (products that keep veins and arteries open) and oncology products. We think demographics favor this company, with risks mainly centered on changes to our nation’s healthcare system.

The TrendStar Small Cap Fund was down 28.2% for the year ending September 30. This compares with a loss of 14.5 and 17.1 percent for the Russell 2000 Small Cap and Russell Small Cap Growth indices. The three stocks that contributed most positively to performance during the year were; Waddell & Reed, Illumina and Amsurg. Waddell & Reed is a mutual fund manager whose stock performed well early in our fiscal year and subsequently we reduced our position. Illumina makes products that are used in the analysis of DNA that ultimately should allow for the development of personalized medicine. Amsurg operates outpatient surgery centers that specialize in high volume procedures such as colonoscopies, cataract surgery and arthroscopic knee surgery, and benefits from demographic growth of those in need of such procedures.

As before, the biggest detriment to relative performance during the year was the strong performance of the energy and materials sectors and our lack of weighting in those sectors. For the first nine months of the fiscal year energy was easily the best performing sector for both small and large cap stocks. The Russell 2000 Small Cap Integrated Oil and Other Energy sectors were up 71 and 53 percent, respectively, for the first nine months of the year, while the overall Russell 2000 Small Cap Index fell 14 percent. Similarly, for large caps, the S&P 500 Energy sector was up 14 percent while the overall index was down 15 percent during the first nine months of the fiscal year. But, the commodity bubble has begun to burst. The energy sectors of both the large and small cap indices were the worst performers during the September quarter. The Integrated Oil and Other Energy sectors of the Russell 2000 Small Cap index were down 40 and 35 percent, respectively during the September quarter, and the S&P 500 (large cap) Energy sector was down 25 percent. Both the TrendStar American Endeavor and Small Cap Funds outperformed their respective Lipper (active managers) and growth (passive) index benchmarks by wide margins during the last three months of the fiscal year (see the accompanying performance table). While the energy bubble was inflating, a zero weighting in energy required us to rely more on stock selection for relative performance. As the commodity bubble continues to deflate, our sector weightings may continue to work to our advantage, as they did in the September quarter.

As always, thank you for the continued trust you have place in our team. We look forward to discussing results and progress in future periods.

Thomas W. Laming                                                       James McBride
President & Portfolio Manager           Treasurer & Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by either calling 1-888-747-4872 or visiting www.trendstarfunds.com . The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.Performance data current to the most recent month end may be obtained by calling 1-888-747-4872 or visiting www.trendstarfunds.com.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Growth Index on October 31, 2003 (inception date of the Fund) and held through September 30, 2008. The Russell 2000 Growth Index, the Russell 200 Index and the Lipper Small-Cap Growth Funds Average Index are widely recognized unmanaged indices of common stock prices. The Indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the TrendStar Small Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-747-4872.You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Growth Index on October 31, 2003 (inception date of the Fund) and held through September 30, 2008. The S&P 500 Index, the S&P 500/Citigroup Growth index and the Lipper Large-Cap Growth Funds Average Index are widely recognized unmanaged indices of common stock prices. The Indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the TrendStar American Endeavor Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-747-4872.You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies with capitalizations that fall within or below the market capitalization ranges of companies included in the S&P Small Cap 600 Index or the Russell 2000 Index within the previous three years of purchase. As of September 30, 2008, the S&P Small Cap 600 Index included companies with market capitalizations ranging from $40 million to $3.04 billion, and the Russell 2000 Index included companies with market capitalizations ranging from $28 million to $3.789 billion.

1As a percent of net assets.
2U.S. companies generating less than 33 1/3% of sales outside the United States.

The Fund normally invests at least 80% of its assets in common stocks of domestic companies that generate at least one-third of their annual sales or net income from operations conducted outside the United States.

Availability of Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov . The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (i) redemption fees on short-term redemptions and (ii) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

TrendStar Small-Cap Fund	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 - September 30, 2008
Actual	$1,000.00	$935.48	$6.81
Hypothetical **	$1,000.00	$1017.97	$7.10

* Expenses are equal to the Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
** Assumes a 5% annual return before expenses.

TrendStar American Endeavor Fund	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 - September 30, 2008
Actual	$1,000.00	$898.29	$6.69
Hypothetical **	$1,000.00	$1,017.95	$7.12

* Expenses are equal to the Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

Actual Expenses

The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Funds would increase your expenses.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments
September 30, 2008

Common Stocks - 99.67%	Shares	Value

Auto Components - 3.08%
Johnson Controls, Inc.	6,600	$ 200,178

Beverages - 8.04%
Coca-Cola Co./The	4,900	259,112
PepsiCo, Inc.	3,700	263,699
		522,811

Biological Products (No Diagnostic Substances) - 0.62%
Genzyme Corp. (a)	500	40,445

Capital Markets - 3.05%
Goldman Sachs Group, Inc./The	1,100	140,800
Morgan Stanley	2,500	57,500
		198,300

Communications Equipment - 3.30%
Cisco Systems, Inc. (a)	9,500	214,320

Computer Integration Design - 0.76%
SunPower Corp. - Class A (a)	700	49,651

Computer Storage Devices - 1.26%
SanDisk Corp. (a)	4,200	82,110

Consulting Services - 1.24%
SAIC, Inc. (a)	4,000	80,920

Consumer Electronics - 1.00%
Harman International Industries, Inc.	1,900	64,733

Diversified Financial Services - 2.94%
Citigroup, Inc.	7,500	153,825
JPMorgan Chase & Co.	800	37,360
		191,185

Electromedical & Electrotherapeutic Apparatus - 2.23%
Medtronic, Inc.	2,900	145,290

Health Care Equipment & Supplies - 3.94%
C.R. Bard, Inc.	2,700	256,149

Hotels, Restaurants & Leisure - 7.00%
McDonald's Corp.	4,000	246,800
Yum! Brands, Inc.	6,400	208,704
		455,504

Household Products - 8.65%
Colgate-Palmolive Co.	3,700	278,795
Kimberly-Clark Corp.	4,375	283,675
		562,470

Industrial Conglomerates - 3.41%
General Electric Co.	8,700	221,850

Insurance - 4.67%
AFLAC, Inc.	4,900	287,875
American International Group, Inc.	4,800	15,984
		303,859

National Commercial Banks - 0.54%
Bank of America Corp.	1,000	35,000

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.28%
Zimmer Holdings, Inc. (a)	2,300	148,488

Personal Products - 4.41%
Procter & Gamble Co./The	4,117	286,914

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments - continued
September 30, 2008

Common Stocks - 99.67% - continued	Shares	Value

Pharmaceuticals - 9.91%
Johnson & Johnson	4,000	$ 277,120
Schering-Plough Corp.	9,700	179,159
Wyeth	5,100	188,394
		644,673

Rubber & Plastics Footwear - 1.65%
NIKE, Inc. - Class B	1,600	107,040

Semiconductors - 5.93%
Altera Corp.	6,700	138,556
Intel Corp.	6,900	129,237
Microchip Technology, Inc.	4,000	117,720
		385,513

Semiconductor Equipment - 2.95%
Applied Materials, Inc.	12,700	192,151

Services - Computer Integrated Design - 2.29%
Yahoo! Inc. (a)	8,600	148,780

Services - Prepackaged Software - 2.33%
Electronic Arts, Inc. (EA) (a)	4,100	151,659

Software - 5.36%
Citrix Systems, Inc. (a)	6,200	156,612
Microsoft Corp.	7,200	192,168
		348,780

Specialty Retail - 4.95%
Tiffany & Co.	3,600	127,872
Weight Watchers International, Inc.	5,300	193,980
		321,852

Transportation - 1.88%
Expeditors International of Washington, Inc.	3,500	121,940

TOTAL COMMON STOCKS (Cost $6,271,984)		6,482,565

TOTAL INVESTMENTS (Cost $6,271,984) - 99.67%		$ 6,482,565

Other assets in excess of liabilities - 0.33%		21,358

TOTAL NET ASSETS - 100.00%		$ 6,503,923

(a) Non-income producing.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments
September 30, 2008

Common Stocks - 97.97%	Shares	Value

Aerospace & Defense - 2.07%
Mercury Computer Systems, Inc. (a)	45,892	$ 408,439

Airlines - 0.56%
JetBlue Airways Corp. (a)	22,183	109,806

Capital Markets - 3.03%
Waddell & Reed Financial, Inc. - Class A	24,100	596,475

Commercial Banks - 1.93%
BankAtlantic Bancorp, Inc. - Class A	10,250	84,050
Boston Private Financial Holdings, Inc.	33,893	296,225
		380,275

Commercial Services & Supplies - 1.53%
CRA International, Inc. (a)	10,926	300,246

Communications Equipment - 3.39%
Black Box Corp.	19,302	666,498

Diversified Financial Services - 2.17%
Jack Henry & Associates, Inc.	21,000	426,930

Electric Lighting & Wiring Equipment - 3.69%
Daktronics, Inc.	43,600	726,376

Electronic Equipment & Instruments - 2.82%
Benchmark Electronics, Inc. (a)	3,977	55,996
National Instruments Corp.	11,719	352,156
Plexus Corp. (a)	7,134	147,674
		555,826

Engineering and Construction -1.60%
Energy Conversion Devices, Inc. (a)	5,400	314,550

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments - continued
September 30, 2008

Common Stocks - 97.97% - continued	Shares	Value

Health Care Equipment & Supplies - 10.29%
Analogic Corp.	7,325	$ 364,492
Bio-Reference Laboratories, Inc. (a)	25,916	748,972
ICU Medical, Inc. (a)	19,432	590,927
PSS World Medical, Inc. (a)	5,668	110,526
ResMed, Inc. (a)	4,900	210,700
		2,025,617

Health Care Providers & Services - 10.95%
AMERIGROUP Corp. (a)	19,450	491,112
AmSurg Corp. (a)	26,615	677,884
Centene Corp. (a)	32,101	658,392
Eclipsys Corp. (a)	15,609	327,009
		2,154,397

Hotels, Restaurants & Leisure - 2.89%
Steiner Leisure, Ltd. (a)	16,549	568,955

Household Durables - 1.58%
Ethan Allen Interiors, Inc.	11,109	311,274

Household Products - 2.66%
Energizer Holdings, Inc. (a)	6,500	523,575

IT Services - 4.77%
CACI International, Inc. - Class A (a)	14,000	701,400
Gevity HR, Inc.	32,509	236,666
		938,066

Laboratory Analytical Instruments - 3.54%
Illumina, Inc. (a)	17,200	697,116

Leisure Equipment & Products - 0.85%
Shuffle Master, Inc. (a)	33,068	168,316

Materials - 3.07%
Cabot Microelectronics Corp. (a)	18,809	603,393

Media - 3.81%
Arbitron, Inc.	12,612	563,630
Dolby Laboratories, Inc. - Class A (a)	5,300	186,507
		750,137

Mining & Quarrying of Nonmetallic Minerals - 0.88%
USEC, Inc. (a)	31,900	172,579

Miscellaneous Metal Ores - 1.88%
Cameco Corp.	16,600	370,346

Personal Products - 3.00%
Alberto-Culver Co.	21,700	591,108

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments - continued
September 30, 2008

Common Stocks - 97.97% - continued	Shares	Value

Semiconductors - 8.75%
Cree, Inc. (a)	36,050	$ 821,219
DSP Group, Inc. (a)	22,733	173,907
IXYS Corp.	59,820	543,764
OmniVision Technologies, Inc. (a)	16,052	183,153
		1,722,043

Semiconductor Equipment - 2.67%
Varian Semiconductor Equipment Associates, Inc. (a)	20,956	526,415

Services - Computer Integrated Systems Design - 2.22%
Evergreen Solar, Inc. (a)	32,300	178,296
Quality Systems, Inc.	6,100	257,786
		436,082

Services - Home Health Care Services - 3.24%
Gentiva Health Services, Inc. (a)	23,649	637,104

Specialty Retail - 3.52%
Barnes & Noble, Inc.	12,654	330,016
inVentiv Health, Inc. (a)	20,500	362,030
		692,046

Transportation - 4.61%
Forward Air Corp.	19,332	526,410
UTI Worldwide, Inc.	22,400	381,248
		907,658

TOTAL COMMON STOCKS (Cost $20,858,484)		19,281,648

Cash Equivalents - 0.41%
Fidelity Institutional Prime Money Market Portfolio, 2.72% (b)	80,444	80,444

TOTAL CASH EQUIVALENTS (Cost 80,444)		80,444

TOTAL INVESTMENTS (Cost $20,938,928) - 98.38%		$ 19,362,092

Other assets in excess of liabilities - 1.62%		319,271

TOTAL NET ASSETS - 100.00%		$ 19,681,363

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at September 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Assets and Liabilities
September 30, 2008

	TrendStar	TrendStar
	Small-Cap	American Endeavor
	Fund	Fund
Assets:
Investments in securities:
At cost	$ 20,938,928	$ 6,271,984
At value	$ 19,362,092	$ 6,482,565

Receivable for investments sold	402,533	111,433
Receivable for fund shares sold	500	3,500
Dividends receivable	5,228	10,148
Interest receivable	767	226
Total assets	19,771,120	6,607,872

Liabilities:
Payable for investments purchased	-	32,907
Payable for fund shares purchased	62,687	-
Payable to Advisor	13,799	4,266
Payable to Administrator	13,271	3,945
Payable to Custodian	-	62,831
Total liabilities	89,757	103,949

Net Assets:	$ 19,681,363	$ 6,503,923

Net Assets consist of:
Paid in capital	$ 52,409,490	$ 5,862,510
Accumulated undistributed net investment income (loss)	433	38,142
Accumulated undistributed net realized gain (loss) on investments	(31,151,724)	392,690
Net unrealized appreciation (depreciation) on investments	(1,576,836)	210,581

	$ 19,681,363	$ 6,503,923

Shares outstanding (unlimited number of shares authorized)	2,610,498	827,150

Net asset value and offering price per share	$ 7.54	$ 7.86

Redemption price per share (NAV * 98%) (a)	$ 7.39	$ 7.70

(a) The Funds charge a 2.00% redemption fee on shares redeemed within 7 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Operations
For the Year Ended September 30, 2008

	TrendStar	TrendStar
	Small- Cap	American Endeavor
	Fund	Fund

Investment Income:
Dividend income (net of withholding tax of $624 and $0, respectively)	$ 441,464	$ 149,884
Interest income	47,799	3,813
Total Income	489,263	153,697

Expenses:
Investment Advisor fee (a)	599,395	58,122
Administration expenses (a)	614,723	58,122
CCO Expense	24,022	1,920
Interest Expense	11,269	249
Total Expenses	1,249,409	118,413
Expenses waived by Advisor (a)	(19,963)	(2,168)
Total operating expenses	1,229,446	116,245
Net Investment Income (Loss)	(740,183)	37,452

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(30,018,878)	407,724
Change in unrealized appreciation (depreciation)
on investment securities	(2,542,418)	(2,536,834)
Net realized and unrealized gain (loss) on investment securities	(32,561,296)	(2,129,110)
Net increase (decrease) in net assets resulting from operations	$ (33,301,479)	$ (2,091,658)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Changes In Net Assets

	TrendStar Small-Cap Fund

	For the	For the
	Year Ended	Year ended
	September 30, 2008	September 30, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$ (740,183)	$ (1,628,456)
Net realized gain (loss) on investment securities	(30,018,878)	23,097,143
Change in unrealized appreciation (depreciation)
on investment securities	(2,542,418)	6,396,100
Net increase (decrease) in net assets resulting from operations	(33,301,479)	27,864,787

Distributions:
From net realized gain	(22,546,957)	(20,841,654)
Tax return of capital	(58,005)	-
Total distributions	(22,604,962)	(20,841,654)
Capital Share Transactions:
Proceeds from shares sold	11,339,881	30,357,350
Reinvestment of distributions	22,516,103	20,644,897
Amount paid for Fund shares repurchased	(129,365,912)	(122,170,279)
Redemption Fees	15	-
Net (decrease) in net assets resulting
from capital share transactions	(95,509,913)	(71,168,032)
Total Increase (Decrease) in Net Assets	(151,416,354)	(64,144,899)

Net Assets
Beginning of year	171,097,717	235,242,616

End of year	$ 19,681,363	$ 171,097,717

Accumulated undistributed net investment income
included in net assets at end of period	$ 433	$ 5,324

Capital Share Transactions
Shares sold	1,227,796	2,444,553
Shares issued in reinvestment of distributions	2,387,710	1,717,545
Shares repurchased	(14,574,024)	(9,897,448)

Net (decrease) from capital share transactions	(10,958,518)	(5,735,350)

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Changes In Net Assets

	TrendStar American Endeavor Fund

	For the	For the
	Year Ended	Year ended
	September 30, 2008	September 30, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$ 37,452	$ (6,341)
Net realized gain (loss) on investment securities	407,724	3,651,327
Change in unrealized appreciation (depreciation)
on investment securities	(2,536,834)	1,144,080
Net increase (decrease) in net assets resulting from operations	(2,091,658)	4,789,066
Distributions:
From net realized gain	(1,758,022)	(1,817,393)
Total distributions	(1,758,022)	(1,817,393)
Capital Share Transactions:
Proceeds from shares sold	658,749	2,897,161
Reinvestment of distributions	1,757,391	1,816,978
Amount paid for Fund shares repurchased	(2,562,809)	(24,272,299)
Net increase (decrease) in net assets resulting
from capital share transactions	(146,669)	(19,558,160)
Total Increase (Decrease) in Net Assets	(3,996,349)	(16,586,487)

Net Assets
Beginning of year	10,500,272	27,086,759

End of year	$ 6,503,923	$ 10,500,272

Accumulated undistributed net investment income
included in net assets at end of period	$ 38,142	$ 628

Capital Share Transactions
Shares sold	60,069	244,364
Shares issued in reinvestment of distributions	184,794	156,499
Shares repurchased	(279,255)	(1,993,423)

Net increase (decrease) from capital share transactions	(34,392)	(1,592,560)

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds

Financial Highlights

For a Fund share outstanding during each period

	TrendStar Small-Cap Fund

	For the	For the	For the	For the	For the
	Year Ended	Year ended	Year ended	Year ended	period ended
	September	September	September	September	September
	30, 2008	30, 2007	30, 2006	30, 2005	30, 2004 (a)

Selected Per Share Data:
Net asset value, beginning of period	$ 12.61	$ 12.19	$ 11.94	$ 10.48	$ 10.00
Income from investment operations
Net investment (loss)	(0.29)	(0.12)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(2.89)	1.70	0.59	1.68	0.53
Total from investment operations	(3.18)	1.58	0.49	1.61	0.48
Less Distributions to Shareholders:
From net realized gain	(1.89)	(1.16)	(0.24)	(0.15)	-
From return of capital	- (f)	-	-	-	-
Total distributions to shareholders	(1.89)	(1.16)	(0.24)	(0.15)	-

Paid in capital from redemption fees	- (b)	- (b)	-	-	-

Net asset value, end of period	$ 7.54	$ 12.61	$ 12.19	$ 11.94	$ 10.48

Total Return (c)	(28.20)%	13.44%	4.08%	15.37%	4.80%(d)

Ratios and Supplemental Data
Net assets, end of period	$19,681,363	$ 171,097,717	$ 235,242,616	$193,198,332	$ 72,598,859 (e)
Ratio of expenses to average net assets	1.40%	1.37%	1.36%	1.39%	1.40%
Ratio of expenses to average net assets
before waiver & reimbursement	1.42%	1.37%	1.36%	1.39%	1.44% (e)
Ratio of net investment (loss) to
average net assets	(0.84)%	(0.79)%	(0.76)%	(0.90)%	(0.81)% (e)
Ratio of net investment (loss) to
average net assets before waiver & reimbursement	(0.86)%	(0.79)%	(0.76)%	(0.90)%	(0.85)% (e)
Portfolio turnover rate	53.28%	21.11%	37.21%	11.92%	14.29%

(a) October 31, 2003 (Commencement of Operations) through September 30, 2004.

(b) Redemption fees resulted in less than $0.005 per share.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

(f) Return of capital resulted in less than $0.005 per share.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Financial Highlights
For a Fund share outstanding during each period

	TrendStar American Endeavor Fund

	For the	For the	For the	For the	For the
	Year Ended	Year ended	Year ended	Year ended	period ended
	September	September	September	September	September
	30, 2008	30, 2007	30, 2006	30, 2005	30, 2004 (a)

Selected Per Share Data:
Net asset value, beginning of period	$ 12.19	$ 11.04	$ 10.92	$ 9.84	$ 10.00
Income from investment operations
Net investment income (loss)	0.04	(0.01)	(0.01)	0.01	(0.03)
Net realized and unrealized gain (loss)	(2.35)	2.52	0.35	1.10	(0.13)
Total from investment operations	(2.31)	2.51	0.34	1.11	(0.16)
Less Distributions to Shareholders:
From net investment income	-	-	(0.01)	(0.01)	-
From net realized gain	(2.02)	(1.36)	(0.21)	(0.02)	-
Total distributions to shareholders	(2.02)	(1.36)	(0.22)	(0.03)	-

Paid in capital from redemption fees	-	- (b)	-	-	-

Net asset value, end of period	$ 7.86	$ 12.19	$ 11.04	$ 10.92	$ 9.84

Total Return (c)	(21.80)%	23.42%	3.15%	11.26%	(1.60)% (d)

Ratios and Supplemental Data
Net assets, end of period	$6,503,923	$10,500,272	$27,086,759	$26,200,192	$ 23,183,200
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40% (e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.42%	1.45%	1.46%	1.54%	1.41% (e)
Ratio of net investment income (loss) to
average net assets	0.45%	(0.03)%	(0.06)%	0.13%	(0.40)% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.43%	(0.08)%	(0.12)%	(0.01)%	(0.41)% (e)
Portfolio turnover rate	16.93%	21.13%	13.44%	11.68%	10.60%

(a) October 31, 2003 (Commencement of Operations) through September 30, 2004.
(b) Redemption fees resulted in less than $0.005 per share.

   (c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds

Notes to the Financial Statements

September 30, 2008

NOTE 1.	ORGANIZATION

TrendStar Investment Trust is a statutory business trust organized under Delaware law on July 23, 2003 and is operating as an open-end management investment company of the series type. The Trust was originally organized as the Sirius Investment Trust, but changed its name to TrendStar Investment Trust on or about October 2, 2003. Prior to October 31, 2003, the Trust did not engage in operations other than to attend to organizational matters, which included the sale of 5,000 shares of each series offered by the Trust, and the registration of its shares. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of series (“Funds”), each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust offers two series of shares; TrendStar Small-Cap Fund (“Small-Cap Fund”) and the TrendStar American Endeavor Fund (“American Endeavor Fund”). The shares of each Fund are subject to a 2.00% redemption fee, if redeemed within 7 days of purchase. Each Fund is a diversified Fund. Each Fund commenced investment operations on October 31, 2003. The investment objective of each Fund is to achieve long-term growth of capital with income as a secondary consideration.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”). Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being determined by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

TrendStar Funds

Notes to the Financial Statements

September 30, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

 Investments in foreign securities, junk bonds or thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes- There is no provision for federal income tax. Each Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective October 31, 2007. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operation.

As of and during the fiscal period ended September 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including for how such activities are accounted and their effect on the Fund’s financial performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions- The Small-Cap Fund and American Endeavor Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal

TrendStar Funds

Notes to the Financial Statements

September 30, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2008, $735,292 of accumulated undistributed net investment loss and $58,005 of over-distributions, representing a tax return of capital, was re-classified to paid in capital for the Small-Cap Fund.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

TrendStar Advisors, LLC (the “Advisor”) manages the investment portfolio and the general business affairs of each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Certain officers and Trustees of the Funds are also officers and Trustees of the Advisor. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of each Fund in accordance with the Fund's investment policies and restrictions. The Advisor furnishes an investment program for each Fund (determines what investments should be purchased, sold, and held) and makes changes on behalf of the Trust in the investments of each Fund. At all times the Advisor's actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the first $100 million in average daily net assets of each Fund and 0.60% on average daily net assets over $100 million. For the year ended September 30, 2008, the Advisor earned a fee of $599,395 and $58,122 from the Small-Cap Fund and the American Endeavor Fund, respectively. At September 30, 2008, the Small-Cap Fund and the American Endeavor Fund owed the Advisor $13,799 and $4,266, respectively, for its advisory services.

The Advisor has voluntarily agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.40% of average daily net assets. For the year ended September 30, 2008 the Advisor waived fees in the amount of $19,963 and $2,168 for the Small-Cap Fund and the American Endeavor Fund, respectively. The Advisor also voluntarily reimbursed the American Endeavor Fund for interest expenses, in the amount of $249 for the year ended September 30, 2008. The Advisor may terminate this voluntary agreement at any time. The Advisor has entered into an agreement with the Trust that allows the Advisor to recover operational expenses waived and/or reimbursed for a period of three years after the waiver/reimbursement, but only to the extent that such recovery can be made without exceeding a Fund’s expense cap of 1.40%.

The waived fees related to operating expenses subject to recovery, at September 30, 2008 were as follows:

Fund           Amount To be repaid by September 30,

American Endeavor Fund	$14,167	2009
2,960	2010
2,168	2011

Fund           Amount To be repaid by September 30,

                                        Small Cap Fund                              $19,963                       2011

The Trust also entered into an Administrative Services Agreement with the Advisor, under which the Advisor is responsible for providing, or arranging to provide, essentially all necessary operational services to the Funds, and paying essentially all operating expenses of the Funds. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).  Those services and expenses include, but are not limited to, transfer agency, fund accounting, fund administration, legal, custody, independent auditing, regulatory filings and filing fees, insurance, fidelity bonds, and other operational expenses.

TrendStar Funds

Notes to the Financial Statements

September 30, 2008

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The only Fund or Trust expenses not covered under the agreement are chief compliance officer services, brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses. The Advisor may itself provide the services set forth in the agreement to the Funds, or it may, subject to the supervision and prior approval of the Board, engage third parties to provide such services. The Advisor is responsible for paying any third parties so engaged from its own resources.

Pursuant to the terms of the agreement, the fees payable to the Advisor under the administrative services agreement are as set forth in the table below.

Total Trust Assets	Annual Fee Rate
From $0 to $300 million	0.70%
Greater than $300 million to $500 million	0.65%
Greater than $500 million	0.60%

Each fund bears its pro-rata share of the administrative expense, which for the year ended September 30, 2008, amounted to $614,723 and $58,122 for the Small-Cap Fund and American Endeavor Fund, respectively. At September 30, 2008, the Funds owed the Advisor $13,271 and $3,945, for the Small-Cap Fund and American Endeavor Fund, respectively, for administration services.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of September 30, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $52,090,652 and $6,290,927 for the Small-Cap Fund and the American Endeavor Fund, respectively.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

TrendStar Funds

Notes to the Financial Statements

September 30, 2008

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2008, Charles Schwab & Co., Inc. held 52.80% and 67.88% of the Small-Cap Fund and the American Endeavor Fund, respectively, in an omnibus account for the benefit of its customers. As of September 30, 2008, an officer of the Trust held 16.32% of the American Endeavor Fund.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

Small-Cap Fund. The Small-Cap Fund paid long-term and short-term capital gain dividends totaling $1.8931 per share on December 14, 2007 to shareholders of record on December 13, 2007.

The tax characterization of distributions for the fiscal years ended September 30, 2008 and 2007 were as follows:

American Endeavor Fund. The American Endeavor Fund paid short-term and long-term capital gain dividends totaling $2.0243 per share on December 14, 2007 to shareholders of record on December 13, 2007.

The tax characterization of distributions for the fiscal years ended September 30, 2008 and 2007 were as follows:

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

As of September 30, 2008, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the deferral of post-October losses in the amount of $31,110,785 for the Small Cap Fund and the tax deferral of losses on wash sales in the amount of $40,939 for the Small-Cap Fund and $18,943 for the American Endeavor Fund.

NOTE 8.     NON-AFFILIATED SERVICE ARRANGEMENTS (Unaudited)

Transfer Agency and Fund Accounting: With the Board's express prior consent, the Advisor has engaged Unified Fund Services, Inc. (“Unified”), 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, to perform certain transfer, dividend paying, shareholder servicing, and fund accounting agent functions for the Trust pursuant to a written agreement with the Advisor and the Trust.

TrendStar Funds

Notes to the Financial Statements

September 30, 2008

NOTE 8.	NON-AFFILIATED SERVICE ARRANGEMENTS - continued

Custody: With the Board's express prior consent, the Advisor has engaged Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (the Custodian) to serve as custodian of the cash and securities of each Fund. The Custodian holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. The Custodian does not exercise any supervisory function over management of the Funds, the purchase and sale of securities, or the payment of distributions to shareholders.

Principal Underwriter: With the Board's express prior consent, the Advisor has engaged Unified Financial Securities, Inc. (the “Underwriter”), 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, to act as the principal underwriter of the Funds’ shares pursuant to a written agreement with the Advisor and the Trust (“Distribution Agreement”). The Underwriter is a wholly-owned subsidiary company of Unified.

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party. Pursuant to the Distribution Agreement, the Underwriter facilitates the registration of the Funds’ shares under state securities laws and assists in the sale of shares. For providing underwriting services to the Funds, the Underwriter is not paid an annual fee. Its services are provided as part of the overall package of services provided by Unified. The Underwriter may retain certain underwriting concessions from the sale of Fund shares.

Independent Registered Public Accounting Firm/ Audit Services: The Trust's Board of Trustees has selected Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, as the Trust's independent registered public accounting firm since the Trust's inception. Cohen Fund Audit Services, Ltd. has been selected to audit the Trust's financial statements for the Trust's fiscal year ending September 30, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

TrendStar Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TrendStar Investment Trust, comprising TrendStar Small-Cap Fund and TrendStar American Endeavor Fund, (the “Funds”) as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series constituting the TrendStar Investment Trust as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 13, 2008

BOARD RENEWAL OF INVESTMENT ADVISORY & ADMINISTRATIVE SERVICES AGREEMENT (Unaudited)

On July 21, 2008, the Trust's Board of Trustees renewed for an additional one-year period the investment advisory agreement between the Trust and TrendStar Advisors, LLC on behalf of each series of the Trust (the “IA Agreement”), which was due to expire on September 30, 2008. The Board also considered and renewed for an additional one-year period the administrative services agreement between the Trust and TrendStar Advisors, LLC on behalf of each series of the Trust (the “AS Agreement”). The Board considered, among others, the following five elements with respect to the IA Agreement: (1) the nature, extent, and quality of the services provided by the investment adviser; (2) the investment performance of the funds and the investment adviser; (3) the costs of the services to be provided and profits realized by the investment adviser from the relationship with the funds; (4) the extent to which economies of scale would be realized as the funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. With respect to the AS Agreement, the Board considered the costs to the Adviser of providing services to the funds under the Agreement, the benefits derived by the Adviser from the Agreement, and the relationship of such expenses to expenses of a similar nature born by other fund groups.

The Board requested and received a variety of documents, policies, procedures and financial data to assist them in their deliberations. The materials were prepared by one or more of the Trust's legal counsel, the Adviser or by Unified Fund Services, Inc. and were provided to the Trustees in advance of the meeting.

In determining whether to renew the IA Agreement, the Board discussed the nature, extent and quality of the Adviser’s services to the Fund. In particular, the Board noted with approval the Adviser’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent investment management to the Funds, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Funds, and those prior reviews were incorporated into the Board's current considerations. This section of the Board discussion related to both the IA and AS Agreements, and both agreements were considered together in the overall context of services provided to the Funds by the Adviser.

The Board discussed the Adviser’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board noted that both the IA Agreement and the AS Agreement contained breakpoint structures wherein fees would decrease as assets grew. Accordingly, a structure was in place that would allow the Funds to realize economies of scale as assets grew.

The Board next considered the investment performance of each Fund and the Adviser’s performance. The Board reviewed presentations relating to each Fund's performance, both against the Fund's benchmark index and against its peer group of competing funds. The Board noted with approval that the Advisor did not succumb to “style drift” in its management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Adviser’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Funds, the Adviser did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Funds.

The Board then considered the performance of the Adviser under the AS Agreement. The Board noted that the Adviser, with the Board's prior consent, had engaged certain third parties to provide services to the Funds. The Board noted that the Adviser appeared to be properly monitoring those activities. The Board compared the fees paid to the Adviser under the AS Agreement to fees paid directly by the Trust prior to the implementation of the AS Agreement and found them to be reasonable.

After full discussion and consideration, and upon motion made, seconded and unanimously approved, with the Independent Trustees separately approving, the Board renewed the IA Agreement for an additional one-year period, commencing on September 30, 2008 and running through September 30, 2009. The Board also unanimously renewed the AS Agreement for an additional one-year period, commencing on September 30, 2008 and running through September 30, 2009.

BOARD OF TRUSTEES (Unaudited)

The Trust’s operations are overseen by a Board of Trustees. The table below sets forth information concerning each of the Trust’s current Trustees.

Interested Trustees
Name, Address & Date of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Thomas W. Laming* 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age – 49)	Interested Trustee, President	Indefinite. Since September, 2003

President and Chief Investment Officer of TrendStar Advisors, LLC, Overland Park, KS, since August, 2003. Previously Senior Vice President and Portfolio Manager, Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, an investment advisory firm, from January 1993 to August 2003. Previously a Senior Engineer at Martin Marietta in Denver, Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW’s Space Park Facility in Redondo Beach, and technology analyst with Waddell & Reed in Overland Park, Kansas. Senior Member of the American Institute of Aeronautics and Astronautics. M.B.A. from Indiana University, M.S. in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a B.S., with highest distinction, in Physics from the University of Kansas.

				2	University of Kansas, College of Liberal Arts & Sciences Advisory Board Indiana University Reese Fund Board of Advisors PPM Services, Inc.
James R. McBride* 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age – 46)	Interested Trustee, Treasurer	Indefinite. Since September, 2003	Vice President & Co-Portfolio Manager, TrendStar Advisors, LLC, since August, 2003. Previously Vice President and Research Analyst, Kornitzer Capital Management, Inc., from 2000 to 2003. Program Manager, Senior Analyst and various other management positions, Hewlett Packard, from 1989 to 2000. M.B.A in finance from Indiana University, B.S., with honors, in Mechanical Engineering, from Wichita State University	2	None

Disinterested (Independent) Trustees
Name, Address & Date of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Robert C. Klemkosky 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 67)	Independent Trustee	Indefinite. Since September, 2003

Robert C. Klemkosky is the Fred T. Greene Professor Emeritus of Finance at Indiana University Kelley School of Business. Joined faculty in 1976 and named to Professorship in 1982. Chairperson of the Finance Department from 1986-1992 and 2000-2003. He is currently the founding dean of Graduate School of Business at Sungkyunkwan University in Seoul, Korea. Professional experience includes corporate treasurer’s department of Dow Chemical and credit analyst in corporate lending for National Bank of Detroit. Dr. Klemkosky has taught internationally in numerous countries including France and Russia. Has published over thirty articles in leading finance journals, including Journal of Finance of which he was the Associate Editor, Journal of Financial and Quantitative Analysis, and Journal of Business. Received the Teaching Excellence Award from the Doctoral Association in 1977. A native of Michigan, Dr. Klemkosky holds a B.A. and Ph. D. from Michigan State University and an M.B.A. from the University of Michigan.

				2	Director of the Korea Exchange
Kim A. Wilcox 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 53)	Independent Trustee	Indefinite. Since August, 2005

Provost and Vice President for Academic Affairs, Michigan State University, since August, 2005.  Member of the faculty of the University of Kansas for over 15 years, including Chair of the Department of Speech-Language-Hearing: Sciences and Disorders, Dean of the College of Liberal Arts and Sciences, and Vice Provost for General Education Coordination.   Also served as Interim Director of Academic Affairs and President and CEO of the Kansas Board of Regents.  The recipient of grants from the National Science Foundation and the U.S. Department of Education, he has published over thirty articles related to speech development and disorders.  Has served as a member of the Midwest Higher Education Commission, the Boards of Directors for Kansas Inc. and the Distributed Learning Workshop.  He holds a B.A. from Michigan State University and an M.S. and Ph.D. from Purdue University.

				2	Michigan State University Foundation Committee on Institutional Cooperation Spectrum Health – Michigan State University Alliance Corporation
P. Bradley Adams 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 47)	Independent Trustee, Chairman	Indefinite. Since September, 2003	Director of Financial Operations with Tortoise Capital Advisors, LLC. Vice President of Finance and Operations, Chief Operating Officer and Director, Jones & Babson, Inc., Kansas City, MO, an investment company service provider, from 1984 to 2003. B.S. in Finance from University of Wyoming in 1983. M.B.A. from Rockhurst College, Kansas City, MO in 1987.	2	None

*Messrs. Laming and McBride are considered “Interested” Trustees of the Trust because of their affiliation with the Trust’s investment Advisor, TrendStar Advisors, LLC.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)       Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable

(f)        The registrant has elected to comply with this item 2(f) by filing a copy of the code of ethics at item 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)       The Board has determined that each member of the Audit Committee qualifies and has been designated by the Board as an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2008	$ 18,350
FY 2007	$ 18,250

(b)	Audit-Related Fees– N/A

Registrant	Adviser

FY 2008	$0	$0
FY 2007	$0	$0
Nature of the fees:

(c)	Tax Fees

Registrant

FY 2008	$ 4,000
FY 2007	$ 3,580

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Registrant	Adviser

FY 2008	$ 0	N/A
FY 2007	$ 0	N/A

Nature of the fees:	Out of pockets, consents

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages FY 2008 Non-Audit Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	N/A
Tax Fees:	100%
All Other Fees:	N/A

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser

FY 2007	$ 4,000	$ 0
FY 2006	$ 3,580	$ 0

(h)       The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE – registrant did not submit matters to a vote of security holders during the period

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of December 4, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)   Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TrendStar Investment Trust

By Thomas W. Laming

Thomas W. Laming, President

Date: 12/04/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	Thomas W. Laming
Thomas W. Laming, President

Date: 12/04/2008

By	James R. McBride

James R. McBride, Treasurer

Date: 12/04/2008